Wedbush Series Trust

Dan Ives Wedbush AI Revolution ETF

NYSE Arca Ticker: IVES

June 25, 2026

Supplement to the Prospectus and Statement of Additional Information (“SAI”)

each dated June 2, 2025, and Summary Prospectus dated June 3, 2025

This supplement provides new information beyond that contained in the Prospectus, SAI and Summary Prospectus and should be retained and read in conjunction with those documents.

Effective April 28, 2026, the name of the Solactive Wedbush Artificial Intelligence Index has changed to the Solactive Dan IVES Wedbush AI Revolution Index and all references to the Solactive Wedbush Artificial Intelligence Index are hereby deleted and replaced with the Solactive Dan IVES Wedbush AI Revolution Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.